SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act


                                November 2, 1999
                                 Date of Report
                           (Date of Earliest Reported)


                       ACCORD ADVANCED TECHNOLOGIES, INC.
               (Formally known as Investment Book Publishers, Inc)
                         (Name of Small Business Issuer)


      NEVADA                        0-27187                     88-0361127
------------------                ------------            ----------------------
(State of Employer                (Commission                    (I.R.S.
  Incorporation)                  File Number)            Identification Number)


                   5002 South Ash Avenue, Tempe, Arizona 85282
           -----------------------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)


                                 (480) 820-1400
                           --------------------------
                           (Issuers Telephone Number)

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ITEM 5. OTHER EVENTS

     The registrant has been approved for trading on the OTC BB effective November 1, 1999 in that it has complied with Rule 6530. The company filed its Form 10 SB on August 30, 1999 and received SEC clearance on September 10, 1999.


EXHIBITS

     Not Applicable

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Accord Advanced Technologies, Inc.

November 2, 1999                       By: /s/ Travis Wilson
                                           -------------------------------------
                                           Travis Wilson, Director and President

                                       By: /s/ Carl Ranno
                                           -------------------------------------
                                           Carl Ranno Director and Secretary